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                                                                   EXHIBIT 10.62

                          INVESTMENT BANKING AGREEMENT

This Agreement is made and entered into as of the 1st day of June 2001, between Heartsoft, Inc. (the "Company") and First Avantus Securities, Inc. (the "Consultant").

                                  WITNESSETH:

WHEREAS, The Company is a public company and its securities are traded in the over-the-counter market; and

WHEREAS, Consultant has experience in providing financial and business advice to public and private companies; and

WHEREAS, the Company is seeking and Consultant is willing to furnish business and financial related advice and services to the Company on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of, and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1)       DUTIES OF CONSULTANT

         a) Consultant represents and warrants to the Company that (i) it is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD) and that it is engaged in the securities brokerage business; (ii) in addition to its securities brokerage business, Consultant provides consulting advisory services; and (iii) it is free to enter into this Agreement are not in conflict with any other contractual or other obligation to which Consultant is bound. The Company acknowledges that the Consultant is in the business of providing financial services and consulting advice (of the type contemplated by this Agreement) to others. Nothing herein contained shall be constructed to limit or restrict the Consultant in conducting such business with respect to others, or rendering such advice to others.


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         b) During the term of this Agreement, the Consultant will provide the
Company with consulting advice as specified below, provided that the Consultant shall not be required to undertake duties not reasonable within the scope of the consulting advisory service in which Consultant is engaged generally. In performance of these duties, the Consultant shall provide the Company with the benefits of their best judgment and efforts. It is understood and acknowledged by the parties that the value of the Consultant's advice is not measurable in any quantitative manner, and that the amount of time spent rendering such consulting advice shall be determined according to the Consultant's discretion.

         c) Subject to market conditions, the Consultant's duties, on a best efforts basis only, may include, but will not necessarily be limited to:

         (1) Recommendations relating to specific business operations and investments;

         (2)      Advice relating to financial planning

         (3) Create a wider awareness of the Company by, among other things, introducing Company to Broker-Dealers, IR/PR consulting firms, fund managers, and institutional investors.

         (4) The set up and coordination of road shows and investor conferences at the Company's sole expense

2)       TERM

The term of this Agreement shall be for one (1) year commencing as of the execution of this Agreement ("Commencement Date"); provided, however, that this Agreement may be renewed or extended upon such terms and conditions as may be mutually agreed upon by the parties hereto.

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3)       PURCHASE OF STOCK

         As part of this Agreement, the Company shall sell to the Consultant
or its designees        shares of the Company's Common Stock ("Shares") at
$.001 per share.

         The Shares shall be free and clear of all liens, pledges, charges, restrictions, claims or encumbrances, and upon delivery of the certificate (s) evidencing the Shares, the Consultant or its designee (s) will acquire good and marketable title to the Shares, free and clear of all liens, pledges, charges, claims, restrictions and encumbrances, except that such Shares shall be "restricted" Common Stock within the meaning of the Securities Act of 1933 (the "Act").

         The Consultant acknowledges that the certificate (s) for the Shares will be legended to indicate that the Shares represented thereby have not registered under the Act, as amended, and were acquired for investment and may not be pledged, hypothecated, publicly sold or transferred (except to officers, directors, employees, or designees of the Consultant) in the absence of a Registration Statement effective under the Act for the Shares or an opinion of counsel satisfactory to the Company that registration is not required under the Act.

         If at any time following the execution of this Agreement the Company files a Registration Statement with the Securities Exchange Commission, the holder of the Shares will be entitled to include all of the Shares issued pursuant to this Agreement or any subsequent share issuance to Consultant or its designees in the registration statement. Company shall use its best efforts to make the registration statement effective as soon as is practicable after its filing.

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4)       GOOD FAITH PERFORMANCE

In the performance of its services, Consultant shall be obligated to act only in good faith, and shall not be liable to the Company for errors in judgment not the result of willful misconduct. Consultant may look to such others for such factual information, economic advice and/or research upon which to base its advice to the Company hereunder as Consultant shall in good faith deem appropriate.

5)       MISCELLANEOUS

         a) Any notice or other communication between parties hereto shall be sufficiently given if sent by certified or registered mail, postage prepaid, if to the Company, address to it at 3101 Hemlock Circle, Broken Arrow, Oklahoma 74012, or if to the Consultant, addresses to it at 9606 North Mopac, Suite 100 Austin Texas 78759, or to such addresses as may be hereafter designated in writing by one party to the other. Such notice or other communication shall be deemed to be given on the date mailed.

         b) Subject to applicable state and federal securities laws, Heartsoft agrees, during the term of this Agreement, to give at least five days written notice to Consultant prior to any sale of equity securities of the Company to a single investor or a series of investors during a single placement as long as the value of such equity securities values in excess of $250,000 in the aggregate. The forgoing notwithstanding this section will in no way affect Heartsoft's right sell any of its equity securities.

         c) This Agreement embodies the entire Agreement and understanding between the Company and the Consultant and supersedes any and all negotiation, prior discussions and preliminary and prior agreements and understanding related to the subject matter hereof.

         d) This Agreement has been duly authorized, executed and delivered by and on behalf of the Company and Consultant.

         e) This Agreement shall be constructed and interpreted in accordance with the laws of the State of Texas and venue for any dispute shall lie solely in Travis County, Texas.

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         f) This Agreement and the rights hereunder may not be assigned by either party (except by operation or law) and shall be binding upon and enure to the benefit of the parties and their respective successors, assigns and legal representatives.

         g) If at any time while the Shares are not registered and/or are restricted the Company issues any capital stock (or any warrants, rights, options, or other securities with rights to equity ownership), other than issuances pursuant to the Company's approved employee stock option plan, without consideration or for consideration per share with a value less than the market price for the Company's common stock, the Company shall offer the Consultant the opportunity to purchase, at the same price as the new party, additional shares as is required to maintain Consultant's equity ownership percentage in Company following such issuance.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                              HEARTSOFT, INC.

                              By:  /s/ Benjamin P. Shell
                                -------------------------------------------
                                       Chairman & CEO


                              First Avantus Securities, Inc.

                              By:  /s/ Kyle Holland
                                -------------------------------------------
                                       Kyle Holland, Its Authorized Officer